Exhibit 10.3

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”) is dated as of February 21, 2019, by and among OCULAR THERAPEUTIX, INC., a Delaware corporation, (“Borrower”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, in its capacity as administrative agent (“Agent”) for the lenders under the Credit Agreement (as defined below) (“Lenders”), and the Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Agent are parties to that certain Third Amended and Restated Credit and Security Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein have the meanings given to them in the Credit Agreement except as otherwise expressly defined herein), pursuant to which Lenders have agreed to provide to Borrower certain loans and other extensions of credit in accordance with the terms and conditions thereof;

WHEREAS, Borrower, Agent and Lenders desire to amend certain provisions of the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.             Acknowledgment of Obligations.  Borrower hereby acknowledges, confirms and agrees that all Credit Extensions made prior to the date hereof, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges owing by Borrower to Agent and Lenders under the Credit Agreement and the other Financing Documents, are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

2.             Amendments to Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)           Section 6.2(a) of the Credit Agreement is hereby amended by (1) renumbering clause (viii) as clause (ix), and (2) inserting the following new clause (viii) immediately after clause (vii):

(viii) within five (5) days of delivery, copies of all statements, reports and notices made available to any holders of Permitted Convertible Indebtedness; and

(b)           Article 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.13 immediately after Section 7.12:

7.13        Permitted Convertible Indebtedness.  (a) Make or permit any payment on any Permitted Convertible Indebtedness, including any payment of interest thereon, except for Permitted Payments; (b) repurchase, redeem, or prepay any principal in respect of the Permitted Convertible Indebtedness, or (c) amend any provision in any Permitted Convertible Indebtedness Document other than as may be expressly permitted pursuant to the terms of the Subordination Agreement.  Without limiting the foregoing, in no event shall Borrower elect to redeem any Permitted Convertible Indebtedness, or elect a Cash Settlement or Combination Settlement under (and as defined in) the Permitted Convertible Indebtedness Documents or make any Repurchase (as defined in the Permitted Convertible Indebtedness Documents) of any Permitted Convertible Indebtedness.

(c)           Section 10.1(e) of the Credit Agreement is hereby amended by (1) renumbering clause (iv) as clause (v) and (2) inserting the following new clause (iv) immediately after clause (iii):

(iv) any Credit Party breaches or defaults under any Permitted Convertible Indebtedness Document, or any event occurs that requires the prepayment or redemption by a Credit Party of any Permitted Convertible Indebtedness, or the delivery of any notice with respect to any Permitted Convertible Indebtedness that results in such Permitted Convertible Indebtedness becoming due and payable or which permits the acceleration prior to the stated maturity thereof (without regard to any subordination terms with respect thereto), or

(d)           Section 13.14(c) of the Credit Agreement is hereby amended by inserting the following new sentence immediately after the third sentence thereof:

All matters requiring the satisfaction or acceptance of Agent in the definition of “Permitted Convertible Indebtedness” shall further require the satisfaction and acceptance of Required Lenders.

(e)           Section 15 of the Credit Agreement is hereby amended by inserting the following new definitions of “Permitted Convertible Indebtedness”, “Permitted Convertible Indebtedness Documents”, and “Subordination Agreement” to such section in appropriate alphabetical sequence:

“Note Purchase Agreement” means that certain Note Purchase Agreement dated as of February 21, 2019, among Borrower and the parties thereto as “Purchasers”, as at any time amended in accordance with the Subordination Agreement.

“Permitted Convertible Indebtedness” means Indebtedness of the Borrower incurred pursuant to the Note Purchase Agreement in an aggregate amount not to exceed $37,500,000 during the term of this Agreement, that is convertible into common stock of Borrower and has been subordinated and made junior to the payment in full of the Obligations pursuant to the Subordination Agreement; provided that (a) at the time such Permitted Convertible Indebtedness is incurred, no Default or Event of Default has occurred or would occur as a result of such incurrence, (b) all necessary corporate, company, shareholder or similar actions shall be taken and consents obtained in connection with the issuance of such Permitted Convertible Indebtedness, (c) the issuance of such Permitted Convertible Indebtedness shall be consummated in compliance with all applicable Laws, (d) only one issuance of Permitted Convertible Indebtedness shall be permitted during the term of this Agreement, and (e) the documentation evidencing such Permitted Convertible Indebtedness shall have been delivered to the Agent and shall contain all of the following characteristics: (i) it shall be (shall remain) unsecured, (ii) it shall not have a maturity (and shall not require any principal repayments or mandatory redemption thereof (other than in connection with a Change in Control)) prior to the date that is 91 days after the Maturity Date, (iii) if it has any covenants, such covenants (including covenants relating to incurrence of indebtedness) shall be less restrictive than those set forth herein, (iv) it shall have no restrictions on the Borrower’s ability to grant liens securing indebtedness ranking senior to such Permitted Convertible Indebtedness, and (v) it may be cross-accelerated and cross-defaulted with the Obligations and other senior indebtedness of the Borrower so long as the Subordination Agreement is in full force and effect, and may be accelerated upon bankruptcy.

“Permitted Convertible Indebtedness Documents” means the Note Purchase Agreement and any other documents evidencing and/or securing Permitted Convertible Indebtedness, including, without limitation, any and all notes issued in connection with the Note Purchase Agreement, all of which documents shall be in form and substance acceptable to Agent in its sole discretion.  It is acknowledged and agreed that the Permitted Convertible Indebtedness Documents provided to Agent in connection with satisfaction of the conditions precedent to that certain First Amendment to Third Amended and Restated Credit Agreement among Borrower, Agent and Lenders, are in form and substance acceptable to Agent and Lenders.

“Permitted Payments” means (a) cash payments made in lieu of fractional shares solely in connection with the conversion of any Permitted Convertible Indebtedness into common stock of Borrower and (ii) payments of reasonable attorneys’ fees and expenses incurred by the holders of the Permitted Convertible Indebtedness that are required to be paid by Borrower under the terms of the Subordinated Debt Documents.

“Subordination Agreement” means that certain Subordination Agreement dated as of February 21, 2019, by and among Cap 1 LLC, as agent for the holders of the Permitted Convertible Indebtedness, Borrower and Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

(f)            Section 15 of the Credit Agreement is hereby further amended by amending the definition of “Change of Control” contained therein by (1) deleting the word “or” at the end of clause (d) thereof, (2) adding the phrase “; or” to clause (e) immediately prior to “.” at the end thereof and (3) inserting the following new clause (f) immediately after clause (e) but prior to “.” at the end thereof:

(f)  the occurrence of any  “Corporate Transaction” as defined in the Note Purchase Agreement

(g)           Section 15 of the Credit Agreement is hereby further amended by amending the definition of “Financing Document” contained therein by adding the following immediately after the phrase “the Fee Letter(s),”:

the Subordination Agreement,

(h)           Section 15 of the Credit Agreement is hereby further amended by deleting clause (d) of the definition of Permitted Indebtedness contained therein and substituting the following in lieu thereof:

(d) Permitted Convertible Indebtedness;

3.             No Other Amendments.  Except for the amendments set forth and referred to in Section 2, the Credit Agreement and the other Financing Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and reaffirms all of its obligations under the Credit Agreement and the other Financing Documents as amended by this Agreement.  Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

4.             Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, Borrower does hereby warrant, represent and covenant to Agent and Lenders that (i) each representation and warranty of Borrower set forth in the Credit Agreement and other Financing Documents is hereby restated and reaffirmed as true, accurate and complete in all material respects on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date), (ii) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (iii) Borrower has the power and is duly authorized and has obtained all necessary consents and has taken all necessary actions to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

5.             Condition Precedent to Effectiveness of this Agreement.  This Agreement shall become effective as of the date (the “Amendment Effective Date”) upon which:

(a)           Borrower shall have reimbursed Agent and Lenders for all fees, costs and expenses presented as of the Amendment Effective Date;

(b)           Agent shall notify Borrower in writing that Agent has received one or more counterparts of this Agreement duly executed and delivered by Borrower, Agent and Lenders;

(c)           Agent shall have received one or more counterparts of the Subordination Agreement duly executed and delivered by Cap 1 LLC, Borrower and Agent;

(d)           Agent shall have received true, correct and complete copies of the Note Purchase Agreement, the notes issued in connection therewith, and each other material Permitted Convertible Indebtedness Document; and

(e)           Agent shall have received all other documents and instruments as Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Agreement.

6.             Release.

(a)           In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and each of its Affiliates and Subsidiaries and each of their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Amendment Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b)           Borrower understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)           Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

7.             Covenant Not To Sue.  Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 6 above.  If Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

8.             Advice of Counsel.  Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

9.             Severability of Provisions.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.          Counterparts.  This Agreement may be executed in multiple counterparts (including by electronic mail (pdf) transmittal of executed signature pages), each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

12.          Entire Agreement.  The Credit Agreement and the other Financing Documents as and when amended through this Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

13.          No Strict Construction, Etc.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Time is of the essence for this Agreement.

14.          Costs and Expenses.  Borrower absolutely and unconditionally agrees to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

OCULAR THERAPEUTIX, INC.

By:	/s/ Donald Notman	(SEAL)
Name:	Donald Notman
Title:	Chief Financial Officer, Treasurer and Secretary

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AGENT:

MIDCAP FINANCIAL TRUST,
as Agent for Lenders

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

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LENDERS:

MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

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SILICON VALLEY BANK

By:	/s/ Lauren Cole	(SEAL)
Name:	Lauren Cole
Title:	Vice President

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FLEXPOINT MCLS SPV LLC

By:	/s/ Daniel Edelman	(SEAL)
Name:	Daniel Edelman
Title:	Vice President

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ELM 2016-1 TRUST

By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea	(SEAL)
Name:	John O’Dea
Title:	Authorized Signatory

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ELM 2018-2 TRUST

By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea	(SEAL)
Name:	John O’Dea
Title:	Authorized Signatory

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